Income Tax Status	12 Months Ended
Dec. 31, 2025
Bar Harbor Bankshares 401(k) Plan
Income Tax Status
Income Tax Status
(4)	Income Tax Status

The Plan is based on a preapproved plan. The Internal Revenue Service (“IRS”) informed the current Trustee, Vanguard Group, in an opinion letter dated June 30, 2020, that the form of the plan is acceptable under the requirements of the Internal Revenue Code (“IRC”). An employer may rely on a favorable opinion letter issued to a prototype sponsor as evidence that the Plan is qualified under Code Section 401 (a) as provided in Revenue Procedure 2011-49. Although the Plan has been amended since receiving the opinion letter, the Plan administrator believes that the current plan is designed and being operated in compliance with applicable requirements of the IRC so that the Plan is qualified and the related trust is tax exempt.

U.S. GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there were no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan administrator believes it is no longer subject to income tax examinations for years prior to 2022.